                                                             Exhibit (10)(b)(i)



                               AMENDMENT NO. 2 TO
                                CREDIT AGREEMENT


         This AMENDMENT NO. 2, dated as of November 5, 1998, is made by and among CMS ENERGY CORPORATION, a Michigan corporation (the "BORROWER"), the lenders parties to the Credit Agreement referred to below (the "LENDERS"), THE CHASE MANHATTAN BANK, as administrative agent (the "ADMINISTRATIVE AGENT"), documentation agent (the "DOCUMENTATION AGENT"), collateral agent (the "COLLATERAL AGENT") and syndication agent (the "SYNDICATION AGENT") for the Lenders, and the Co-Agents (the "CO-AGENTS") and Lead Managers (the "LEAD MANAGERS") named therein.

                             PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders, the Administrative Agent, the Documentation Agent, the Collateral Agent, the Syndication Agent, the Co-Agents and the Lead Managers have entered into a Credit Agreement, dated as of July 2, 1997, as amended by Amendment No. 1, dated as of January 30, 1998 (as so amended, the "CREDIT Agreement"). Unless otherwise defined herein, the terms defined in the Credit Agreement shall be used herein as therein defined.

         (2) The Borrower has executed a definitive stock purchase agreement (the "ACQUISITION AGREEMENT") to acquire Panhandle Eastern Pipe Line Company, Panhandle Storage Company, and Trunkline LNG Company from PanEnergy Corp. and Texas Eastern Corporation (the "SELLERS") (such acquisition is referred to herein as the "PANHANDLE ACQUISITION"). The Borrower will be incurring additional Debt in order to finance the Panhandle Acquisition. The Borrower has requested amendments to the consolidated leverage ratio and the cash dividend coverage ratio set forth in Section 8.01(i) and Section 8.01(j), respectively, of the Credit Agreement that would take into account the impact of such additional Debt on the Borrower's financial condition. The Lenders have agreed to the Borrower's request, upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof (subject to the satisfaction of the conditions precedent set forth in Section 2(a) hereof and the conditions set forth in
Section 2(b) hereof), hereby amended as follows:

         (a) Section 8.01(i) of the Credit Agreement is amended in full to read as follows:

              (i) Consolidated Leverage Ratio. The Borrower shall maintain at all times a ratio of Consolidated Debt to Consolidated Capital of not more than the amount set forth below during each corresponding period set forth below:

                           PERIOD                               AMOUNT
                           ------                               ------

                     Closing Date through                       0.68:1.0
                     June 30, 1998

                     July 1, 1998 through                       0.67:1.0
                     November 30, 1998

                     December 1, 1998                           0.745:1.0
                     through June 30, 1999

                     July 1, 1999 through                       0.65:1.0
                     June 30, 2000

                     July 1, 2000 through                       0.63:1.0
                     June 30, 2001

                     Thereafter                                 0.60.1.0

         (b) Section 8.01(j) of the Credit Agreement is amended in full to read as follows:

              (j) Cash Dividend Coverage Ratio. The Borrower shall maintain, as of the last day of each fiscal quarter (in each case, the "MEASUREMENT QUARTER"), a ratio of (i) the sum of (A) Cash Dividend Income for the immediately preceding four-fiscal-quarter period ending on the last day of the fiscal quarter immediately preceding such Measurement Quarter, plus (B) 25% of the amount of Equity Distributions received by the Borrower during such period but in no event in excess of $10,000,000, plus (C) all amounts received by the Borrower from its Subsidiaries and Affiliates during such period constituting reimbursement of interest expense (including commitment, guaranty and letter of credit fees) paid by the Borrower on behalf of any such Subsidiary or Affiliate to (ii) interest expense (including commitment, guaranty and letter of credit fees) accrued by the Borrower in respect of all Debt during such period of (1) not less than 2.1 to 1.0 for each such period from the Closing Date until (and including) the fiscal quarter ending June 30, 1999, and (3) not less than 2.0 to 1.0 thereafter; provided, that the Borrower shall be deemed not to be in breach of the foregoing covenant if, during the Measurement Quarter, it has (I) permanently reduced the Commitments and the principal amount outstanding under this Agreement and the Promissory Notes such that the amount determined pursuant to clause (ii) above, when recalculated on a pro forma basis assuming that the amount of such reduced Commitments and principal amount outstanding under this Agreement and the Promissory Notes were in effect at all times during such four-fiscal-quarter period, would result in the Borrower being in compliance with such ratio, and/or (II) increased Cash Dividend Income during such Measurement Quarter such that the ratio of (x) Cash Dividend Income for the four-fiscal-quarter period ending on the last day of the Measurement Quarter to (y) the amount determined pursuant to clause (ii) above (as recalculated pursuant to clause (I) above), equals or exceeds (1) 2.1 to 1.0 for each such period from the Closing Date until (and including) the fiscal quarter ending December 31, 1998,
         (2) 1.9 to 1 for each such period from January 1, 1999 until (and including) the fiscal quarter ending June 30, 1999, and (3) 2.0 to 1.0 thereafter; and provided further, that until the Borrower so reduces such Commitments and principal amount outstanding under this Agreement and the Promissory Notes and/or increases Cash Dividend Income during such Measurement Quarter, the Borrower may not request any additional Extensions of Credit (other than Conversions).

         SECTION 2. CONDITIONS OF EFFECTIVENESS. (a) The amendments to the Credit Agreement contained in Section 1 hereof shall become effective when, and only when, the Administrative Agent shall have received (i) counterparts of this Amendment executed by the Borrower and the Required Lenders and (ii) evidence, in form and substance satisfactory to the Administrative Agent, that the Letter of Credit and Reimbursement Agreement, dated as of September 11, 1997, among the Borrower, Bank of America National Trust and Savings Association, as Administrative Agent and Letter of Credit Issuing Bank, and the other financial institutions party thereto, has been amended in a manner substantially similar to the amendments contained in Section 1 hereof.

         (b) This Amendment No. 2 shall automatically terminate and be null and void, and the amendments to the Credit Agreement set forth in Section 1 hereof shall be of no further force or effect, in the event that (i) the Borrower determines, or the Borrower and the Sellers agree, not to consummate the Panhandle Acquisition, (ii) the Acquisition Agreement is otherwise terminated for any reason, or (iii) the Panhandle Acquisition is not consummated on or before June 30, 1999. Accordingly, upon the occurrence of any of the foregoing events, each of Sections 8.01(i) and 8.01(j) of the Credit Agreement shall continue in full force and effect in the form thereof that existed immediately prior to the effectiveness of this Amendment No. 2.

         SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as follows:

         (a) The execution, delivery and performance by the Borrower of this Amendment, and the performance by the Borrower of the Credit Agreement, as amended by this Amendment, (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action and (iii) do not and will not (A) require any consent or approval of the stockholders of the Borrower, (B) violate any provision of the charter or by-laws of the Borrower or of law, (C) violate any legal restriction binding on or affecting the Borrower,
(D) result in a breach of, or constitute a default under, any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected, or (E) result in or require the creation of any Lien (other than pursuant to the Loan Documents) upon or with respect to any of its properties.

         (b) No Governmental Approval is required for the due execution, delivery and performance by the Borrower of this Amendment.

         (c) This Amendment and the Credit Agreement, as amended by this Amendment, are the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms; subject to the qualification, however, that the enforcement of the rights and remedies herein and therein is subject to bankruptcy and other similar laws of general application affecting rights and remedies of creditors and the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law). This Amendment has been duly executed and delivered on behalf of the Borrower.

         (d)  The representations and warranties of the Borrower set forth in
Section 7.01 of the Credit Agreement are true and correct on and as of the date hereof, as though made on and as of such date.

         (e) No event has occurred and is continuing that constitutes a Default or an Event of Default.

         SECTION 4. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

         (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agents under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 6. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                             CMS ENERGY CORPORATION



                             By /s/ Alan M. Wright
                               ------------------------------
                               Name:  Alan M. Wright
                               Title: Senior Vice President and
                                      Chief Financial Officer


                             THE CHASE MANHATTAN BANK, as
                             Administrative Agent, Collateral Agent,
                             Documentation Agent and Syndication Agent



                             By  /s/ Thomas L. Casey
                               ------------------------------
                               Name:  Thomas L. Casey
                               Title: Vice President


LENDERS

THE CHASE MANHATTAN BANK



By /s/  Thomas L. Casey
  --------------------------------
  Name:   Thomas L. Casey
  Title:  Vice President

ABN AMRO BANK N.V.



By /s/ Mark Lasek
  --------------------------------
  Name:   Mark Lasek
  Title:  Group Vice President


By  /s/ Robert E. Lee IV
  --------------------------------
  Name:   Robert E. Lee IV
  Title:  Assistant Vice President


BANK OF AMERICA ILLINOIS



By /s/ Gretchen P. Burud
  --------------------------------
  Name:   Gretchen P. Burud
  Title:  Vice President


BANKBOSTON, N.A.



By /s/  Rita M. Cahill
  --------------------------------
  Name:   Rita M . Cahill
  Title:  Director


BARCLAYS BANK PLC



By /s/  Sydney G. Dennis
  --------------------------------
  Name:   Sydney G. Dennis
  Title:  Director

DRESDNER BANK AG, NEW YORK
AND GRAND CAYMAN BRANCHES



By  /s/  Andrew Schroeder                     By  /s/  Henry J. Karsch, Jr.
  --------------------------------              --------------------------------
  Name:   Andrew Schroeder                      Name:   Henry J. Karsch, Jr.
  Title:  Vice President                        Title:  Assistant Treasurer


NATIONAL AUSTRALIA BANK
 LIMITED    ACN004044937



By  /s/  Frank J. Campiglia
  --------------------------------
  Name:   Frank J. Campiglia
  Title:  Vice President


THE SUMITOMO BANK, LIMITED,
 CHICAGO BRANCH



By  /s/  John H. Kemper
  --------------------------------
  Name:   John H. Kemper
  Title:  Senior Vice President


BANK OF MONTREAL



By  /s/  Howard H. Turner
  --------------------------------
  Name:   Howard H. Turner
  Title:  Director

THE BANK OF NEW YORK



By  /s/   John Watt
  --------------------------------
  Name:   John Watt
  Title:  Vice President


BANK OF SCOTLAND



By  /s/  Annie Chin Tat
  --------------------------------
  Name:   Annie Chin Tat
  Title:  Senior Vice President


BANQUE PARIBAS



By  /s/   Glenn Tobas
  --------------------------------
  Name:   Glenn Tobas
  Title:  Managing Director


COMERICA BANK



By  /s/   David C. Bird
  --------------------------------
  Name:   David C. Bird
  Title:  Vice President

                                                                              10
CREDIT LYONNAIS CHICAGO
 BRANCH



By  /s/   Mary Ann Klemm
  --------------------------------
  Name:   Mary Ann Klemm
  Title:  Vice President


THE INDUSTRIAL BANK OF JAPAN,
 LIMITED



By  /s/   Walter R. Wolff
  --------------------------------
  Name:   Walter R. Wolff
  Title:  Joint General Manager


MICHIGAN NATIONAL BANK



By  /s/   Mark S. Aben
  --------------------------------
  Name:   Mark S. Aben
  Title:  Senior Relationship Manager


THE MITSUBISHI  TRUST AND
 BANKING CORPORATION, LOS
 ANGELES AGENCY



By  /s/   Yasushi Satomi
  --------------------------------
  Name:   Yasushi Satomi
  Title:  Senior Vice President

                                                                              11
SOCIETE GENERALE, CHICAGO
 BRANCH



By  /s/   Eric E.O. Siebert, Jr.
  --------------------------------
  Name:   Eric E.O. Siebert, Jr.
  Title:  Director


TORONTO DOMINION (TEXAS), INC.



By  /s/   Alva J. Jones
  --------------------------------
  Name:   Alva J. Jones
  Title:  Vice President


UNION BANK OF CALIFORNIA, N.A.



By  /s/   Jason P. DiNapoli
  --------------------------------
  Name:   Jason P. DiNapoli
  Title:  Vice President


AUSTRALIA AND NEW ZEALAND
 BANKING  GROUP LIMITED



By  /s/  Geoffrey Pach
  --------------------------------
  Name:   Geoffrey Pach
  Title:  Senior Vice President

THE BANK OF NOVA SCOTIA



By  /s/   F.C.H. Ashby
  --------------------------------
  Name:   F.C.H. Ashby
  Title:  Senior Manager Loan Operations


BANQUE NATIONALE DE PARIS



By  /s/   Arnaud Collin du Bocage
  --------------------------------
  Name:   Mr. Arnaud Collin du Bocage
  Title:  EVP and General Manager


BHF-BANK AKTIENGESELLSCHAFT



By   /s/   John Sykes                         By   /s/  Thomas Scifo
  --------------------------------              --------------------------------
  Name:   John Sykes                            Name:   Thomas Scifo
  Title:  Vice President                        Title:  Assistant Vice President


CHANG HWA COMMERCIAL BANK,
  LTD., NEW YORK BRANCH



By   /s/   Wan-Tu Yeh
  --------------------------------
  Name:   Wan-Tu Yeh
  Title:  Vice President and General Manager

CIBC INC.



By  /s/   Christine Harrigan
  --------------------------------
  Name:   Christine Harrigan
  Title:  Executive Director
          CIBC Oppenheimer Corp., As Agent

CITIBANK, N.A.



By  /s/   J. Nicholas McKee
  --------------------------------
  Name:   J. Nicholas McKee
  Title:  Vice President
          Attorney in Fact


THE FIRST NATIONAL BANK OF
 CHICAGO



By  /s/   Jane Bek
  --------------------------------
  Name:   Jane Bek
  Title:  Vice President


MELLON BANK, N.A.



By   /s/   Richard A. Matthews
  --------------------------------
  Name:   Richard A. Matthews
  Title:  Vice President

NATIONAL WESTMINSTER BANK PLC



By  /s/   Anne Marie Torre
  --------------------------------
  Name:   Anne Marie Torre
  Title:  Vice President


THE ROYAL BANK OF SCOTLAND
   PLC



By  /s/   Grant F. Stoddart
  --------------------------------
  Name:   Grant F. Stoddart
  Title:  Senior Vice President and Manager


THE SAKURA BANK, LIMITED



By  /s/   Masayu Ki Kobayashi
  --------------------------------
  Name:   Masayu Ki Kobayashi
  Title:  Joint General Manager


THE SANWA BANK, LIMITED,
   CHICAGO BRANCH



By  /s/  Richard H. Ault
  --------------------------------
  Name:   Richard H. Ault
  Title:  Vice President

                                                                              15
THE SUMITOMO TRUST & BANKING
  CO., LTD., NEW YORK BRANCH



By  /s/   Stephen A. Stratico
  --------------------------------
  Name:   Stephen A. Stratico
  Title:  Vice President


UBS AG, NEW YORK BRANCH (as successor to
 Union Bank of Switzerland, New York Branch)



By  /s/   Leo L. Baltz
  --------------------------------
  Name:   Leo L. Baltz
  Title:  Director


By  /s/   Paula Mueller
  --------------------------------
  Name:   Paula Mueller
  Title:  Director


FIRST COMMERCIAL BANK
 (INCORPORATED IN TAIWAN,
 R.O.C.), LOS ANGELES BRANCH



By  /s/   June Shiong Lu
  --------------------------------
  Name:   June Shiong Lu
  Title:  Senior Vice President and General Manager

THE FUJI BANK, LIMITED



By  /s/  Peter L. Chinnici
  --------------------------------
  Name:   Peter L. Chinnici
  Title:  Joint General Manager

                                                                              16
ARAB AMERICAN BANK




By   /s/   William G. Reynolds
  --------------------------------
  Name:   William G. Reynolds
  Title:  Vice President


By
  --------------------------------
  Name:      Carmelo Li Feti
  Title:     Vice President

NATIONSBANK, N.A.



By  /s/  Gretchen P. Burud
  --------------------------------
  Name:   Gretchen P. Burud
  Title:  Vice President